Other Assets (Tables)	12 Months Ended
Dec. 31, 2025
Miscellaneous assets [abstract]
Disclosure Of Other Current And Non Current Assets [Table Text Block]
Other assets are composed of the following:

Current	2025	2024
Money held in escrow and guarantees due to: (i)	5,081	6,966
-Banks requirements	3,646	3,869
-Processors and others requirements	1,427	2,974
-Credit card requirements	8	123
Rental guarantees	14	220
Other financial asset measured as FVPL (ii)	24,512	11,619
Total current Other Assets	29,607	18,805
Non Current
Other financial asset measured as FVPL (iii)	5,614	4,695
Total Non Current Other Assets	5,614	4,695
(i)Includes own funds and investments held in escrow and guarantees required by processors, credit cards, and merchants. In 2024, some merchants entered into stand by credit letters with banks that required the Group to maintain certain collaterals in such banks. Amounts held in escrow also include funds held in a pledge account to collateralize overdrafts and pre-settlements agreements with a bank. Finally, it also includes guarantees issued to processors and credit cards institutions. These agreements have short-term maturities.
(ii)In December 2024 and in June 2025, dLocal entered into short-term credit facility agreements with AZA Finance, a fintech company specializing in cross-border payments and foreign exchange solutions in Africa, as a working capital facility at 7% and 15% annual interest rates. The total principal outstanding credit facility balance in December 2025 was US$22,500 and accrued interest was US$1,599. These agreements encompass a call option (the "Call Option") that grants dLocal the right to acquire designated entities or groups of assets from the borrower group The exercise of the Call Option is strictly subject to prior approval by relevant regulatory authorities to the extent that entities are acquired in certain jurisdictions. As of December 31, 2025, dLocal maintained no potential voting rights or significant influence over AZA Finance. These instruments are classified and measured at fair value through profit or loss (FVPL) in accordance with IFRS 9. The recoverability of these assets is reassessed on a recurring basis. On February 27, 2026, the Company exercised the Call Option acquiring shares of an entity and certain assets (see Note 32 - Subsequent events).
(iii)The financial asset measured at FVPL relates to amounts contractually due from a third-party payment processor. During 2025, the Company reassessed the recoverable amount of this asset and recognized a fair value adjustment in financial results. As of December 31, 2025, the carrying amount totaled US$5,604. The Company has formally initiated a legal claim against the third-party payment processor. While the legal proceedings are ongoing, dLocal continues to monitor developments and assess the recoverability of the remaining balance in accordance with the accounting policies and applicable accounting standards. The Company, together with its external legal counsel, continues to believe that it has good prospects of recovering the total amounts, including the written off (see Note 16 – Trade and other receivables) and that this matter should not result in any material additional loss to the Company.